UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

    Alexandria Real Estate Equities, Inc., a Maryland corporation (“Alexandria” or the "Company"), held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on May 13, 2026. At the 2026 Annual Meeting, there were present in person or by proxy 153,657,292 shares of Alexandria’s common stock, representing stockholders entitled to cast approximately 89% of the total outstanding eligible votes and constituting a quorum. Set forth below are the voting results for the three proposals considered and voted upon at the 2026 Annual Meeting, all of which proposals were described in the 2026 Proxy Statement.

1.    Election of Directors
    Alexandria’s stockholders elected, by the votes indicated below, eight persons to serve as directors of Alexandria until its 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The following table sets forth the results of the voting with respect to each candidate:

Director	For	Against	Abstained	Broker Non-Vote (1)
Joel S. Marcus	138,142,272	4,887,546	795,988	9,831,486
Steven R. Hash	131,946,827	11,072,564	806,415	9,831,486
Claire Aldridge, Ph.D.	141,379,762	1,649,567	796,477	9,831,486
James P. Cain	112,086,084	30,933,159	806,563	9,831,486
Maria C. Freire, Ph.D.	137,164,476	5,865,054	796,276	9,831,486
Richard H. Klein	132,160,233	10,853,886	811,687	9,831,486
Sheila K. McGrath	140,646,008	2,383,900	795,898	9,831,486
Michael A. Woronoff	138,142,466	4,878,168	805,172	9,831,486
(1)    Broker non-votes represent proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock.

2.    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
    Alexandria’s stockholders voted, on a non-binding, advisory basis, to approve the compensation of its named executive officers, as disclosed in Alexandria’s 2026 Proxy Statement. 120,634,672 votes were cast “for” the approval, 22,256,976 votes were cast “against” the approval, and 934,158 votes abstained. Additionally, there were 9,831,486 broker non-votes for this proposal.

3.    Ratification of Appointment of Independent Public Registered Accountants

    Alexandria’s stockholders voted to ratify the appointment of Ernst & Young LLP as Alexandria’s independent registered public accountants for the fiscal year ending December 31, 2026. 138,418,729 votes were cast “for” the ratification, 15,130,872 votes were cast “against” the ratification, and 107,691 votes abstained. There were no broker non-votes for this proposal.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 14, 2026	By:	/s/ Marc E. Binda
Marc E. Binda
Chief Financial Officer and Treasurer